                                             UNITED STATES CAN COMPANY

                                    10-7/8% Senior Secured Notes due July 15, 2010

                                           REGISTRATION RIGHTS AGREEMENT

                                                                                                 New York, New York
                                                                                                      July 22, 2003

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

                  United States Can Company,  a corporation  organized under the laws of the state of Delaware (the
"Company"),  proposes to issue and sell (the "Initial  Placement")  to Citigroup  Global Markets Inc. (the "Initial
Purchaser"),  upon the  terms  set  forth  in a  purchase  agreement,  dated as of July  15,  2003  (the  "Purchase
Agreement"),  $125,000,000  aggregate principal amount of the Company's 10-7/8% Senior Secured Notes due July 15, 2010
(the  "Notes"),  which will be guaranteed by each of the  Guarantors  (as defined  herein) (the  "Guarantees"  and, together  with the Notes,  the  "Securities")  and  secured  on a  second-priority  basis by certain  assets of the
Company,  the  Guarantors  and their  respective  subsidiaries.  To induce the Initial  Purchaser to enter into the
Purchase  Agreement  and to satisfy a condition  of your  obligations  thereunder,  the Company and the  Guarantors
(collectively,  the "Issuers")  agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchaser) (each a "Holder" and, together, the "Holders"), as follows:

                  1.       Definitions.   Capitalized  terms  used  herein  without  definition  shall  have  their
                           -----------
respective  meanings set forth in the Purchase  Agreement.  As used in this  Agreement,  the following  capitalized defined terms shall have the following meanings:

                  "Act" shall mean the  Securities  Act of 1933, as amended,  and the rules and  regulations of the
Commission promulgated thereunder.

                  "Affiliate"  of any  specified  Person shall mean (i) any other Person,  directly or  indirectly, controlling  or controlled by or under direct or indirect  common  control with such  specified  Person or (ii) any other Person who is a director or officer (a) of such  specified  Person,  (b) of any  subsidiary of such specified
Person or (c) of any Person  described in clause (i) above.  For the purposes of this  definition,  "control"  when used with respect to any Person means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through  the  ownership  of  voting  securities,  by  contract  or  otherwise;  and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business  Day" shall mean any day other than a  Saturday,  a Sunday or a legal  holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Exchange  Act" shall mean the  Securities  Exchange Act of 1934,  as amended,  and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer  Registration  Period" shall mean the one-year period  following the consummation of the  Registered  Exchange  Offer,  exclusive  of any  period  during  which  any stop  order  shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

                  "Exchange Offer  Registration  Statement" shall mean a registration  statement of the Company and the Guarantors on an appropriate  form under the Act with respect to the Registered  Exchange Offer, all amendments and  supplements  to such  registration  statement,  including  post-effective  amendments  thereto,  in each  case including  the  Prospectus  contained  therein,  all exhibits  thereto and all material  incorporated  by reference therein.

                  "Exchanging  Dealer"  shall mean any Holder (which may include the Initial  Purchaser)  that is a
Broker-Dealer  and elects to exchange for New Securities  any Securities  that it acquired for its own account as a result  of  market-making  activities  or other  trading  activities  (but not  directly  from the  Company  or any
Affiliate of the Company) for New Securities.

                  "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Guarantors" shall mean, collectively, the Parent Guarantor and the Subsidiary Guarantor.

                  "Holder" shall have the meaning set forth in the preamble hereto.

                  "Indenture"  shall mean the  Indenture  relating to the  Securities,  dated as of July 22,  2003, among the Issuers and Wells Fargo Bank  Minnesota,  National  Association,  as trustee,  as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Purchaser" shall have the meaning set forth in the preamble hereto.

                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Issuers"  shall  mean,  collectively,  the  Company,  the Parent  Guarantor  and the  Subsidiary
Guarantor.

                  "Losses" shall have the meaning set forth in Section 6(d) hereof.

                  "Majority  Holders"  shall mean the Holders of a majority of the  aggregate  principal  amount of
Securities registered under a Registration Statement.

                  "Managing  Underwriters"  shall mean the investment  banker or investment  bankers and manager or managers that shall administer an underwritten offering.

                  "New  Securities"  shall mean debt securities of the Company  identical in all material  respects to the  Securities  (except  that  the  cash  interest  and  interest  rate  step-up  provisions  and the  transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture.

                  "Parent  Guarantor"  shall mean U.S. Can  Corporation,  a Delaware  corporation and the Company's sole stockholder.

                  "Prospectus"  shall  mean the  prospectus  included  in any  Registration  Statement  (including, without limitation,  a prospectus that discloses information  previously omitted from a prospectus filed as part of an effective  registration  statement in reliance upon Rule 430A under the Act), as amended or  supplemented by any prospectus  supplement,  with  respect to the terms of the  offering  of any portion of the  Securities  or the New
Securities  covered by such  Registration  Statement,  and all amendments and supplements  thereto and all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

                  "Registered  Exchange  Offer" shall mean the  proposed  offer of the Issuers to issue and deliver to the  Holders  of  the  Securities  that  are  not  prohibited  by  any  law or  policy  of the  Commission  from participating  in such  offer,  in  exchange  for the  Securities,  a like  aggregate  principal  amount of the New
Securities.

                  "Registration   Statement"  shall  mean  any  Exchange  Offer  Registration  Statement  or  Shelf
Registration  Statement that covers any of the Securities or the New Securities  pursuant to the provisions of this
Agreement, any amendments and supplements to such registration statement,  including post-effective  amendments (in each case  including the Prospectus  contained  therein),  all exhibits  thereto and all material  incorporated  by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

                  "Shelf  Registration  Statement" shall mean a "shelf"  registration  statement of the Company and the  Guarantors  pursuant to the  provisions of Section 3  hereof which covers some or all of the Securities or New
Securities,  as applicable,  on an  appropriate  form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission,  amendments and supplements to such  registration  statement,  including  post-effective amendments,  in each case  including  the  Prospectus  contained  therein,  all  exhibits  thereto and all material incorporated by reference therein.

                  "Subsidiary  Guarantor" shall mean USC May Verpackungen  Holding Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  "Underwriter"  shall mean any  underwriter of Securities in connection  with an offering  thereof under a Shelf Registration Statement.

                  2.       Registered  Exchange  Offer.  (a) The  Issuers  shall  prepare  and,  not later than 120
                           ---------------------------
days  following the date of the original  issuance of the  Securities  (or if such 120th day is not a Business Day, the next succeeding  Business Day), shall file with the Commission the Exchange Offer  Registration  Statement with respect to the  Registered  Exchange  Offer.  The Issuers shall use their best efforts to cause the Exchange  Offer
Registration  Statement to become  effective under the Act within 150 days of the date of the original  issuance of the Securities (or if such 150th day is not a Business Day, the next succeeding Business Day).

                  (b)      Upon the effectiveness of the Exchange Offer Registration  Statement,  the Issuers shall promptly  commence the  Registered  Exchange  Offer,  it being the objective of such  Registered  Exchange Offer to enable  each Holder  electing  to  exchange  Securities  for New  Securities  (assuming  that such Holder is not an
Affiliate of the Issuers,  acquires the New  Securities in the ordinary  course of such Holder's  business,  has no arrangements  with any Person to  participate  in the  distribution  of the New Securities and is not prohibited by any law or  policy of the  Commission  from  participating  in the  Registered  Exchange  Offer) to trade  such New
Securities  from and after  their  receipt  without  any  limitations  or  restrictions  under the Act and  without material  restrictions  under the securities  laws of a substantial  proportion of the several states of the United
States.

                  (c)      In connection  with the Registered  Exchange  Offer,  the Issuers shall,  or shall cause the Trustee to:

                  (i)      mail to each  Holder  a copy  of the  Prospectus  forming  part  of the  Exchange  Offer
         Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii)     keep the  Registered  Exchange  Offer open for not less than 20 Business  Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                  (iii)    keep the Exchange Offer  Registration  Statement  continuously  effective under the Act, supplemented  and amended as  required  under the Act,  to ensure  that it is  available  for sales of New
         Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                  (iv)     utilize the services of a depositary for the  Registered  Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                  (v)      permit  Holders  to  withdraw  tendered  Securities  at any time  prior to the  close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                  (vi)     prior  to  effectiveness  of  the  Exchange  Offer  Registration  Statement,  provide  a supplemental  letter to the  Commission  (A)  stating  that the  Issuers  are  conducting  the  Registered
         Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings  Corporation  (pub.
                                                                         -----------------------------------
         avail.  May 13, 1988) and Morgan Stanley and Co., Inc.  (pub.  avail.  June 5, 1991);  and (B) including a
                                   ---------------------------
         representation  that the Issuers have not entered into any  arrangement or  understanding  with any Person to distribute  the New  Securities to be received in the  Registered  Exchange Offer and that, to the best of the Issuers'  information and belief,  each Holder  participating  in the Registered  Exchange Offer is acquiring the New Securities in the ordinary  course of business and has no  arrangement or  understanding with any Person to participate in the distribution of the New Securities; and

                  (vii)    comply in all material respects with all applicable laws.

                  (d)      As soon as practicable  after the close of the Registered  Exchange  Offer,  the Issuers shall:

                  (i)      accept for exchange all Securities  tendered and not validly  withdrawn  pursuant to the
         Registered Exchange Offer;

                  (ii)     deliver to the Trustee for  cancellation  in accordance with Section 4(s) all Securities so accepted for exchange; and

                  (iii)    cause the Trustee  promptly to  authenticate  and deliver to each Holder of Securities a principal  amount of New  Securities  equal to the  principal  amount of the  Securities of such Holder so accepted for exchange.

                  (e)      Each Holder hereby  acknowledges and agrees that any  Broker-Dealer  and any such Holder using the Registered  Exchange  Offer to  participate  in a distribution  of the New Securities (x) could not under
Commission  policy as in effect on the date of this  Agreement  rely on the position of the  Commission  in Morgan
                                                                                                            -------
Stanley and Co., Inc. (pub.  avail.  June 5, 1991) and Exxon Capital  Holdings  Corporation  (pub.  avail.  May 13,
---------------------                                  ------------------------------------
1988), as interpreted in the  Commission's  letter to Shearman & Sterling dated July 2, 1993 and similar  no-action letters;  and (y) must comply with the registration and prospectus  delivery  requirements of the Act in connection with any  secondary  resale  transaction  unless such  transaction  is exempt from such  requirements.  Absent such exemption,  any secondary resale transaction must be covered by an effective  registration statement containing the selling  security holder  information  required by Item 507 or 508, as applicable,  of Regulation S-K under the Act if the resales are of New  Securities  obtained by such Holder in exchange for  Securities  acquired by such Holder directly from the Issuers or one of their  Affiliates.  Accordingly,  each Holder  participating  in the Registered
Exchange  Offer  shall be  required  to  represent  to the Issuers  that,  at the time of the  consummation  of the
Registered Exchange Offer:

                  (i)      any New  Securities  received by such Holder will be acquired in the ordinary  course of business;

                  (ii)     such Holder will have no  arrangement  or  understanding  with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

                  (iii)    such  Holder  is not an  Affiliate  of the  Issuers  or,  if it is an  Affiliate  of the
         Issuers,  such Holder will comply with the registration and prospectus  delivery  requirements of the Act, to the extent applicable.

         In addition,  each Holder  participating  in the Registered  Exchange Offer shall be required to make such additional  representations  as may be reasonably  necessary,  under applicable  Commission rules,  regulations and interpretations,  to (x)  permit  the  Issuers'  use of Form S-4 (or  another  appropriate  form under the Act) for registration  of the  Registered  Exchange  Offer or (y) have the Exchange Offer  Registration  Statement  declared effective.

                  (f)  If  the  Initial  Purchaser  determines  that  it is  not  eligible  to  participate  in the
Registered  Exchange  Offer with  respect to the  exchange  of  Securities  constituting  any  portion of an unsold allotment,  at the request of the Initial  Purchaser,  the Issuers shall issue and deliver to the Initial Purchaser or the Person  purchasing  New  Securities  registered  under a Shelf  Registration  Statement as  contemplated  by
Section 3 hereof from the Initial  Purchaser,  in exchange  for such  Securities,  a like  principal  amount of New
Securities.  The Issuers  shall use their best  efforts to cause the CUSIP  Service  Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

                  3.  Shelf  Registration.  (a) If  (i) due  to any  change  in law or  applicable  interpretations
                      --------------------
thereof by the  Commission's  staff,  the Issuers  determine upon advice of their outside counsel that they are not permitted to effect the  Registered  Exchange  Offer as  contemplated  by Section 2  hereof;  or (ii) for any other reason the  Registered  Exchange  Offer is not  consummated  within 180 days of the date hereof;  (iii) the Initial
Purchaser so requests  with respect to Securities  that are not eligible to be exchanged for New  Securities in the
Registered  Exchange Offer and that are held by it following  consummation of the Registered  Exchange Offer;  (iv)
any Holder (other than the Initial  Purchaser) is not eligible to participate in the Registered  Exchange Offer; or
(v) the  Initial  Purchaser  participates in the Registered  Exchange Offer or acquires New Securities  pursuant to
Section 2(f)  hereof and does not receive freely  tradeable New Securities in exchange for Securities  constituting any portion of an unsold  allotment  (it being  understood  that (x) the  requirement  that the  Initial  Purchaser deliver a Prospectus  containing  the  information  required by Item 507 or 508 of Regulation  S-K under the Act in connection  with  sales of New  Securities  acquired  in  exchange  for such  Securities  shall  result in such New
Securities being not "freely  tradeable";  and (y) the requirement  that an Exchanging  Dealer deliver a Prospectus in connection  with sales of New Securities  acquired in the  Registered  Exchange Offer in exchange for Securities acquired  as a result  of  market-making  activities  or other  trading  activities  shall  not  result in such New
Securities being not "freely  tradeable"),  the Issuers shall effect a Shelf  Registration  Statement in accordance with subsection (b) below.

                  (b)(i)   The Issuers shall as promptly as  practicable  (but in no event more than 120 days after so required or requested  pursuant to this Section 3), file with the Commission  and thereafter  shall use its best efforts to cause to be declared effective under the Act a Shelf  Registration  Statement relating to the offer and sale of the  Securities or the New  Securities,  as  applicable,  by the Holders  thereof from time to time in  accordance  with the methods of  distribution  elected by such Holders and set forth in such  Shelf  Registration  Statement;  provided,  however,  that no  Holder  (other  than  the  Initial
                                                   --------   -------
         Purchaser)  shall be  entitled  to have the  Securities  held by it  covered  by such  Shelf  Registration
         Statement  unless such Holder  agrees in writing to be bound by all of the  provisions  of this  Agreement applicable  to such Holder;  and provided  further,  that with respect to New  Securities  received by the
                                          --------  -------
         Initial  Purchaser  in  exchange  for  Securities  constituting  any portion of an unsold  allotment,  the
         Issuers may, if permitted by current  interpretations  by the  Commission's  staff,  file a post-effective amendment to the Exchange Offer  Registration  Statement  containing the information  required by Item 507 or 508 of Regulation S-K, as applicable,  in  satisfaction  of its obligations  under this subsection with respect thereto, and any such Exchange Offer Registration  Statement,  as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (ii)     The  Issuers  shall use their  best  efforts  to keep the Shelf  Registration  Statement continuously  effective,  supplemented  and  amended  as  required  by the Act,  in order  to  permit  the
         Prospectus  forming  part  thereof  to be usable by  Holders  for a period of two years  from the date the
         Shelf  Registration  Statement is declared  effective by the  Commission (or for a period of one year from such  effective  date if such  Shelf  Registration  Statement  is  filed  at the  request  of the  Initial
         Purchaser)  or such shorter  period that will  terminate  when all the  Securities or New  Securities,  as
         applicable,   covered  by  the  Shelf  Registration  Statement  have  been  sold  pursuant  to  the  Shelf
         Registration  Statement  (in any such case,  such period  being called the "Shelf  Registration  Period").
         The Issuers shall be deemed not to have used their best efforts to keep the Shelf  Registration  Statement effective  during the requisite  period if they  voluntarily  take any action that would result in Holders of  Securities  covered  thereby  not being able to offer and sell such  Securities  during  that  period, unless  (A) such  action is required by applicable law; or (B) such action is taken by the Issuers in good faith and for valid business  reasons (not  including  avoidance of the Issuers'  obligations  hereunder), including the  acquisition or divestiture of assets,  so long as the Issuers  promptly  thereafter  comply with the requirements of Section 4(k) hereof, if applicable.

                  (iii)    The Issuers  shall cause the Shelf  Registration  Statement  and the related  Prospectus and any amendment or supplement thereto,  as of the effective date of the Shelf Registration  Statement or such amendment or supplement,  (A) to comply in all material respects with the applicable  requirements of the Act and the rules and  regulations of the Commission;  and (B) not to contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary in order to make the  statements  therein,  in the  light  of the  circumstances  under  which  they  were  made,  not misleading.

                  4.       Additional   Registration   Procedures.   In  connection  with  any  Shelf  Registration
                           --------------------------------------
Statement  and, to the extent  applicable,  any Exchange Offer  Registration  Statement,  the following  provisions shall apply.

                  (a)      The Issuers shall:

                  (i)      furnish to you, not less than three  Business Days prior to the filing  thereof with the
         Commission,  a copy of any Exchange Offer  Registration  Statement and any Shelf  Registration  Statement,
         and each amendment  thereof and each amendment or supplement,  if any, to the Prospectus  included therein
         (including,  if reasonably  requested by you, all documents  incorporated  by reference  therein after the initial  filing)  and shall use their best  efforts to reflect in each such  document,  when so filed with the Commission, such comments as you reasonably propose;

                  (ii)     include the  information  set forth in Annex A hereto on the facing page of the Exchange
         Offer  Registration  Statement,  in Annex B hereto in the  forepart  of the  Exchange  Offer  Registration
         Statement  in a  section  setting  forth  details  of  the  Exchange  Offer,  in  Annex  C  hereto  in the underwriting  or  plan  of  distribution  section  of  the  Prospectus  contained  in the  Exchange  Offer
         Registration  Statement,  and in Annex D hereto in the letter of  transmittal  delivered  pursuant  to the
         Registered Exchange Offer;

                  (iii)    if requested by the Initial Purchaser,  include the information  required by Item 507 or
         508 of Regulation  S-K, as  applicable,  in the Prospectus  contained in the Exchange  Offer  Registration
         Statement; and

                  (iv)     in the case of a Shelf  Registration  Statement,  include the names of the Holders  that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

                  (b)      The Issuers covenant that:

                  (i)      any  Registration  Statement and any amendment  thereto and any Prospectus  forming part thereof and any  amendment or supplement  thereto  shall comply in all material  respects with the Act and the rules and regulations thereunder; and

                  (ii)     any  Registration  Statement  and any  amendment  thereto  shall  not,  when it  becomes effective,  contain an untrue  statement of a material  fact or omit to state a material  fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c)      The  Issuers  shall  advise  you,  the  Holders  of  Securities  covered  by  any  Shelf
Registration  Statement  and any  Exchanging  Dealer  under any  Exchange  Offer  Registration  Statement  that has provided in writing to the Issuers a telephone  or facsimile  number and address for notices,  and, if requested by you or any such Holder or  Exchanging  Dealer,  shall  confirm  such advice in writing  (which  notice  pursuant to clauses  (ii)-(v)  hereof shall be accompanied  by an  instruction  to suspend the use of the Prospectus  until the
Issuers shall have remedied the basis for such suspension):

                  (i)      when a  Registration  Statement  and any  amendment  thereto  has  been  filed  with the
         Commission  and when the  Registration  Statement  or any  post-effective  amendment  thereto  has  become effective;

                  (ii)     of any request by the  Commission  for any amendment or  supplement to the  Registration
         Statement or the Prospectus or for additional information;

                  (iii)    of the issuance by the  Commission of any stop order  suspending  the  effectiveness  of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv)     of the receipt by the Issuers of any  notification  with  respect to the  suspension  of the  qualification  of the securities  included  therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v)      of the  happening of any event that  requires any change in the  Registration  Statement or the Prospectus so that, as of such date,  the statements  therein are not misleading and do not omit to state a material fact required to be stated  therein or necessary to make the  statements  therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                  (d)      The Issuers  shall use their  reasonable  best efforts to obtain the  withdrawal  of any order suspending the  effectiveness of any Registration  Statement or the  qualification of the securities  therein for sale in any jurisdiction at the earliest possible time.

                  (e)      The  Issuers  shall  furnish  to  each  Holder  of  Securities   covered  by  any  Shelf
Registration  Statement,  without  charge,  at  least  one  copy  of  such  Shelf  Registration  Statement  and any post-effective amendment thereto,  including all material incorporated therein by reference,  and, if the Holder so requests in writing, all exhibits thereto.

                  (f)      The  Issuers  shall,  during the Shelf  Registration  Period,  deliver to each Holder of
Securities  covered  by any  Shelf  Registration  Statement,  without  charge,  as many  copies  of the  Prospectus
(including  each  preliminary  Prospectus)  included in such Shelf  Registration  Statement  and any  amendment  or supplement  thereto as such Holder may  reasonably  request.  The Issuers  consent to the use of the  Prospectus or any amendment or supplement  thereto by each of the selling  Holders of securities in connection  with the offering and sale of the  securities  covered by the  Prospectus,  or any amendment or supplement  thereto,  included in the
Shelf Registration Statement in accordance with applicable law.

                  (g)      The Issuers shall furnish to each Exchanging  Dealer which so requests,  without charge, at  least  one  copy of the  Exchange  Offer  Registration  Statement  and any  post-effective  amendment  thereto, including all material  incorporated by reference  therein,  and, if the Exchanging  Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                  (h)      The Issuers shall promptly  deliver to the Initial  Purchaser,  each  Exchanging  Dealer and each other Person  required to deliver a Prospectus  during the Exchange  Offer  Registration  Period,  without charge, as many copies of the Prospectus  included in such Exchange Offer Registration  Statement and any amendment or  supplement  thereto  as any  such  Person  may  reasonably  request.  The  Issuers  consent  to the  use of the
Prospectus or any amendment or supplement  thereto by the Initial  Purchaser,  any  Exchanging  Dealer and any such other Person that may be required to deliver a Prospectus  following the  Registered  Exchange  Offer in connection with the  offering  and sale of the New  Securities  covered by the  Prospectus,  or any  amendment  or  supplement thereto, included in the Exchange Offer Registration Statement in accordance with applicable law.

                  (i)      Prior to the Registered  Exchange Offer or any other offering of Securities  pursuant to any Registration  Statement,  the Issuers shall arrange,  if necessary,  for the qualification of the Securities or the New Securities for sale under the laws of such  jurisdictions as any Holder shall  reasonably  request and will maintain  such  qualification  in effect so long as  required;  provided  that in no event  shall  the  Issuers  be
                                                                --------
obligated  to qualify to do  business  in any  jurisdiction  where  they are not then so  qualified  or to take any action  that  would  subject  them to service of process  in suits,  other than those  arising  out of the  Initial
Placement,  the Registered Exchange Offer or any offering pursuant to a Shelf Registration  Statement,  in any such jurisdiction where it is not then so subject.

                  (j)      The Issuers shall  cooperate  with the Holders of  Securities  to facilitate  the timely preparation  and delivery of certificates  representing  New Securities or Securities to be issued or sold pursuant to any  Registration  Statement free of any restrictive  legends and in such  denominations  and registered in such names as Holders may request.

                  (k)      Upon the  occurrence  of any  event  contemplated  by  subsections (c)(ii)  through  (v)
above, the Issuers shall promptly prepare a post-effective  amendment to the applicable  Registration  Statement or an amendment or supplement to the related  Prospectus  or file any other  required  document so that, as thereafter delivered to the Initial Purchaser of the securities  included  therein,  the Prospectus will not include an untrue statement of a material fact or omit to state any material fact  necessary to make the statements  therein,  in the light of the  circumstances  under  which they were made,  not  misleading.  In such  circumstances,  the period of effectiveness of the Exchange Offer  Registration  Statement  provided for in Section 2 and the Shelf  Registration
Statement  provided  for in Section 3(b) shall each be extended by the number of days from and  including  the date of the  giving of a notice of  suspension  pursuant  to Section  4(c) to and  including  the date when the  Initial
Purchaser,  the Holders of the  Securities  and any known  Exchanging  Dealer shall have  received  such amended or supplemented Prospectus pursuant to this Section.

                  (l)      Not later than the  effective  date of any  Registration  Statement,  the Issuers  shall provide a CUSIP  number  for the  Securities  or the New  Securities,  as the case may be,  registered  under  such
Registration  Statement and provide the Trustee with printed  certificates  for such  Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

                  (m)      The Issuers shall comply with all  applicable  rules and  regulations  of the Commission and shall make  generally  available to their security  holders as soon as practicable  after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  (n)      The Issuers shall cause the Indenture to be qualified  under the Trust  Indenture Act in a timely manner.

                  (o)      The Issuers  may require  each  Holder of  securities  to be sold  pursuant to any Shelf
Registration  Statement to furnish to the Issuers such  information  regarding the Holder and the  distribution  of such  securities  as the  Issuers  may from time to time  reasonably  require for  inclusion  in such  Registration
Statement.  The  Issuers may exclude  from such Shelf  Registration  Statement  the  Securities  of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (p)      In the case of any Shelf  Registration  Statement,  the  Issuers  shall  enter into such customary  agreements and take all other appropriate  actions (including if requested an underwriting  agreement in customary form) in order to expedite or facilitate the  registration  or the disposition of the Securities,  and in connection  therewith,  if an  underwriting  agreement is entered into,  cause the same to contain  indemnification provisions  and  procedures  no less  favorable  than those set forth in Section 6 (or such  other  provisions  and procedures  acceptable to the Majority Holders and the Managing  Underwriters,  if any, with respect to all parties to be indemnified pursuant to Section 6).

                  (q)      In the case of any Shelf Registration Statement, the Issuers shall:

                  (i)      make  reasonably  available for inspection by the Holders of Securities to be registered thereunder,  any underwriter  participating in any disposition  pursuant to such  Registration  Statement, and any attorney,  accountant or other agent retained by the Holders or any such  underwriter all relevant financial  and other  records,  pertinent  corporate  documents  and  properties  of the Issuers and their subsidiaries;

                  (ii)     cause  the  Issuers'   officers,   directors   and  employees  to  supply  all  relevant
         information  reasonably  requested by the Holders or any such underwriter,  attorney,  accountant or agent
         in  connection  with  any  such  Registration   Statement  as  is  customary  for  similar  due  diligence examinations during normal business hours;  provided,  however, that any information that is designated in
                                                     --------   -------
         writing by the Issuers,  in good faith, as confidential at the time of delivery of such information  shall be kept confidential by the Holders or any such underwriter,  attorney,  accountant or agent,  unless such disclosure is made in connection with a court proceeding or required by law, or such  information  becomes available  to the public  generally  through no fault of the  Holder or through a third  party  without an accompanying obligation of confidentiality;

                  (iii)    make such  representations  and  warranties  to the  Holders  of  Securities  registered thereunder and the underwriters,  if any, in form,  substance and scope as are customarily made by issuers to underwriters in primary  underwritten  offerings and covering  matters  including,  but not limited to, those set forth in the Purchase Agreement;

                  (iv)     obtain  opinions  of counsel to the  Issuers  and  updates  thereof  (which  counsel and opinions (in form,  scope and substance)  shall be reasonably  satisfactory to the Managing  Underwriters, if any)  addressed to each  selling  Holder and the  underwriters,  if any,  covering  such matters as are customarily  covered in opinions  requested in  underwritten  offerings  and such other  matters as may be reasonably requested by such Holders and underwriters;

                  (v)      if requested in writing by the Majority  Holders or by any Underwriter  participating in any disposition  pursuant to such Shelf  Registration  Statement,  to use its best efforts to obtain "cold comfort"  letters and updates thereof from the  independent  certified  public  accountants of the Issuers
         (and, if necessary,  any other independent  certified public  accountants of any subsidiary of the Issuers or of any business  acquired by the Issuers for which financial  statements and financial data are, or are required to be, included in the  Registration  Statement),  addressed to each selling Holder of Securities registered  thereunder and the  underwriters,  if any, in customary form and covering  matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                  (vi)     deliver such documents and  certificates as may be reasonably  requested by the Majority
         Holders and the Managing  Underwriters,  if any, including those to evidence  compliance with Section 4(k)
         and with any customary  conditions  contained in the  underwriting  agreement or other  agreement  entered into by the Issuers.

The  actions  set  forth in  clauses  (iii),  (iv),  (v) and (vi) of this  Section  shall be  performed  at (A) the effectiveness  of such  Registration  Statement and each  post-effective  amendment  thereto;  and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (r)      If a Registered  Exchange  Offer is to be  consummated,  upon delivery of the Securities by  Holders  to the  Issuers  (or to such  other  Person  as  directed  by the  Issuers)  in  exchange  for the New
Securities,  the Issuers shall mark, or caused to be marked,  on the Securities so exchanged  that such  Securities are being  canceled in exchange  for the New  Securities.  In no event  shall the  Securities  be marked as paid or otherwise satisfied.

                  (s)      The Issuers will use their best efforts (i) if the  Securities  have been rated prior to the initial sale of such  Securities,  to confirm such ratings will apply to the Securities or the New  Securities, as the case may be, covered by a Registration  Statement;  or (ii) if the Securities were not previously  rated, to cause the  Securities  covered by a  Registration  Statement  to be rated with at least one  nationally  recognized statistical rating agency, if so requested by Majority Holders with respect to the related  Registration  Statement or by any Managing Underwriters.

                  (t)      In the event that any  Broker-Dealer  shall  underwrite any Securities or participate as a member of an underwriting  syndicate or selling group or "assist in the distribution"  (within the meaning of the
Rules of Fair Practice and the By-Laws of the National  Association of Securities Dealers,  Inc.) thereof,  whether as a Holder of such  Securities or as an  underwriter,  a placement or sales agent or a broker or dealer in respect thereof,  or otherwise,  assist such  Broker-Dealer  in complying with the  requirements of such Rules and By-Laws, including, without limitation, by:

                  (i)      if  such  Rules  or  By-Laws  shall  so  require,   engaging  a  "qualified  independent
         underwriter" (as defined in such Rules) to participate in the preparation of the  Registration  Statement, to exercise  usual  standards of due  diligence  with respect  thereto and, if any portion of the offering contemplated by such  Registration  Statement is an  underwritten  offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                  (ii)     indemnifying  any  such  qualified   independent   underwriter  to  the  extent  of  the
         indemnification of underwriters provided in Section 6 hereof; and

                  (iii)    providing such  information to such  Broker-Dealer  as may be required in order for such
         Broker-Dealer to comply with the requirements of such Rules.

                  (u)      The Issuers  shall use their best  efforts to take all other steps  necessary  to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                  5.       Registration  Expenses.  The Issuers  shall bear all  expenses  incurred  in  connection
                           ----------------------
with the  performance  of their  obligations  under  Sections 2,  3 and 4 hereof  and,  in the  event of any  Shelf
Registration  Statement,  will  reimburse  the Holders for the  reasonable  fees and  disbursements  of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection  therewith,  and, in the case of any Exchange Offer  Registration  Statement,  will reimburse the Initial  Purchaser for the reasonable fees and disbursements of counsel acting in connection therewith.

                  6.       Indemnification  and  Contribution.  (a) Each of the  Issuers,  jointly  and  severally,
                           ----------------------------------
agrees to indemnify and hold harmless each Holder of Securities or New  Securities,  as the case may be, covered by any  Registration  Statement  (including  the Initial  Purchaser  and, with respect to any  Prospectus  delivery as contemplated in Section 4(h) hereof,  each Exchanging  Dealer),  the directors,  officers,  employees and agents of each such  Holder  and each  Person  who  controls  any such  Holder  within  the  meaning of either the Act or the
Exchange Act against any and all losses,  claims,  damages or liabilities,  joint or several,  to which they or any of them may become  subject under the Act, the Exchange Act or other Federal or state  statutory law or regulation, at common  law or  otherwise,  insofar  as such  losses,  claims,  damages or  liabilities  (or  actions in respect thereof)  arise out of or are based upon any  untrue  statement  or alleged  untrue  statement  of a material  fact contained in the  Registration  Statement as originally  filed or in any amendment  thereof,  or in any preliminary
Prospectus or the  Prospectus,  or in any amendment  thereof or  supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state therein (with  respect to a preliminary  Prospectus or  Prospectus, in light of the  circumstances  under  which they were  made) a  material  fact  required  to be stated  therein or necessary to make the statements  therein not misleading,  and agrees to reimburse each such indemnified  party, as incurred,  for any  legal or other  expenses  reasonably  incurred  by them in  connection  with  investigating  or defending  any such loss,  claim,  damage,  liability or action;  provided,  however,  that the Issuers will not be
                                                                  --------   -------
liable in any case to the extent  that any such loss,  claim,  damage or  liability  arises out of or is based upon any such untrue  statement or alleged  untrue  statement or omission or alleged  omission  made therein in reliance upon and in  conformity  with  written  information  furnished  to the  Issuers by or on behalf of any such  Holder specifically for inclusion  therein;  provided,  further,  that the foregoing  indemnity with respect to any untrue
                                      --------   -------
statement  contained in or omission from the  preliminary  Prospectus  shall not inure to the benefit of any Holder
(or any of the  directors,  officers,  employees and agents of such Holder or any person  controlling  such Holder)
from whom the  person  asserting  any such  loss,  claim,  damage or  liability  purchased  the  Securities  or New
Securities,  as the case may be,  which are the subject  thereof if such person did not receive a copy of the final
Prospectus  (or the final  Prospectus  as then amended or  supplemented  if the Issuers  shall have  furnished  any amendments  or  supplements  thereto)  at or  prior  to the  confirmation  of the  sale of such  Securities  or New
Securities,  as the case may be, to such  person in any case where the untrue  statement  or omission of a material fact contained in such  preliminary  Prospectus was corrected in the final  Prospectus (or the final  Prospectus as so amended or  supplemented if the Issuers shall have furnished any amendments or supplements  thereto),  and it is finally  judicially  determined  that such delivery was not so made.  This indemnity  agreement will be in addition to any liability which the Issuers may otherwise have.

                  Each of the Issuers,  jointly and  severally,  also agrees to indemnify or contribute as provided in Section 6(d) to Losses of any  underwriter  of  Securities  or New  Securities,  as the case may be,  registered under a Shelf Registration Statement, their directors,  officers,  employees or agents and each Person who controls such underwriter on substantially  the same basis as that of the  indemnification  of the Initial Purchaser and the selling  Holders  provided in this Section 6(a) and shall,  if requested by any Holder,  enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

                  (b)      Each Holder of securities  covered by a  Registration  Statement  (including the Initial
Purchaser and, with respect to any Prospectus  delivery as  contemplated  in Section 4(h) hereof,  each  Exchanging
Dealer)  severally  agrees to indemnify  and hold harmless each of the Issuers,  each of their  directors,  each of their  officers who signs such  Registration  Statement and each Person who controls the Issuers within the meaning of either the Act or the Exchange  Act, to the same extent as the foregoing  indemnity  from each of the Issuers to each such Holder, but only with reference to written  information  relating to such Holder furnished to the Issuers by or on  behalf  of  such  Holder  specifically  for  inclusion  in the  documents  referred  to in the  foregoing indemnity.  This  indemnity  agreement  will be in addition to any  liability  which any such Holder may  otherwise have.

                  (c)      Promptly  after  receipt by an  indemnified  party under this Section 6 or notice of the commencement of any action,  such  indemnified  party will, if a claim in respect thereof is to be made against the indemnifying party under this Section,  notify the indemnifying party in writing of the commencement  thereof;  but the failure so to notify the indemnifying  party (i) will not relieve it from liability under  paragraph (a) or (b)
above  unless  and to the  extent  it did not  otherwise  learn of such  action  and such  failure  results  in the forfeiture by the indemnifying party of substantial rights and defenses;  and (ii) will not, in any event,  relieve the  indemnifying  party from any obligations to any indemnified  party other than the  indemnification  obligation provided in  paragraph (a)  or (b) above.  The  indemnifying  party  shall be  entitled  to appoint  counsel of the indemnifying  party's choice at the indemnifying  party's expense to represent the indemnified  party in any action for which  indemnification  is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate  counsel  retained by the  indemnified  party or parties  except as set forth below);  provided,  however,  that  such  counsel  shall  be  reasonably  satisfactory  to the  indemnified  party.
         --------   -------
Notwithstanding  the  indemnifying  party's  election to appoint counsel to represent the  indemnified  party in an action,  the indemnified party shall have the right to employ separate counsel  (including local counsel),  and the indemnifying  party shall bear the reasonable  fees,  costs and expenses of such separate counsel if (i) the use of counsel  chosen by the  indemnifying  party to represent  the  indemnified  party would present such counsel with a conflict of interest;  (ii) the actual or potential  defendants in, or targets of, any such action include both the indemnified party and the indemnifying  party and the indemnified party shall have reasonably  concluded that there may be legal defenses  available to it and/or other  indemnified  parties which are different from or additional to those  available  to the  indemnifying  party;  (iii) the  indemnifying  party  shall  not  have  employed  counsel reasonably  satisfactory  to the  indemnified  party to represent the  indemnified  party within a reasonable  time after notice of the  institution of such action;  or (iv) the  indemnifying  party shall  authorize the indemnified party to employ  separate  counsel at the  expense  of the  indemnifying  party.  An  indemnifying  party will not, without the prior written consent of the indemnified  parties,  settle or compromise or consent to the entry of any judgment  with  respect  to any  pending  or  threatened  claim,  action,  suit or  proceeding  in respect of which indemnification  or contribution  may be sought  hereunder  (whether or not the  indemnified  parties are actual or
potential  parties  to  such  claim  or  action)  unless  such  settlement,   compromise  or  consent  includes  an
unconditional  release of each  indemnified  party from all liability  arising out of such claim,  action,  suit or proceeding.

                  (d)      In the event that the  indemnity  provided in  paragraph (a)  or (b) of this  Section is unavailable  to or  insufficient  to hold  harmless  an  indemnified  party for any  reason,  then each  applicable indemnifying  party shall have a joint and several  obligation  to  contribute  to the  aggregate  losses,  claims, damages and liabilities  (including legal or other expenses  reasonably  incurred in connection with  investigating or defending same)  (collectively  "Losses") to which such  indemnified  party may be subject in such proportion as is appropriate to reflect the relative  benefits  received by such  indemnifying  party,  on the one hand, and such indemnified  party, on the other hand, from the Initial Placement and the Registration  Statement which resulted in such  Losses;  provided,  however,  that in no case shall the Initial  Purchaser  or any  subsequent  Holder of any
               --------   -------
Security or New Security be  responsible,  in the aggregate,  for any amount in excess of the purchase  discount or commission  applicable  to such  Security,  or in the case of a New  Security,  applicable to the Security that was exchangeable  into such New Security,  nor shall any  underwriter  be  responsible  for any amount in excess of the underwriting  discount  or  commission  applicable  to the  securities  purchased  by such  underwriter  under  the
Registration  Statement  which resulted in such Losses.  If the allocation  provided by the  immediately  preceding sentence is unavailable for any reason,  the indemnifying  party and the indemnified party shall contribute in such proportion  as is  appropriate  to reflect not only such  relative  benefits  but also the  relative  fault of such indemnifying  party,  on the one hand,  and such  indemnified  party,  on the other hand,  in  connection  with the statements  or omissions  which  resulted in such Losses as well as any other  relevant  equitable  considerations.
Benefits  received by the  Issuers  shall be deemed to be equal to the sum of (x) the total net  proceeds  from the
Initial  Placement (before  deducting  expenses) and (y) the total amount of additional  interest which the Issuers were not required to pay as a result of registering  the securities  covered by the  Registration  Statement  which resulted  in such  Losses.  Benefits  received by the  Initial  Purchaser  shall be deemed to be equal to the total purchase  discounts and commissions,  and benefits received by any other Holders shall be deemed to be equal to the value of receiving  Securities or New Securities,  as applicable,  registered under the Act.  Benefits  received by any underwriter shall be deemed to be equal to the total  underwriting  discounts and commissions,  as set forth on the cover page of the  Prospectus  forming a part of the  Registration  Statement  which  resulted in such  Losses.
Relative  fault shall be determined by reference to, among other things,  whether any alleged  untrue  statement or omission relates to information  provided by the indemnifying  party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative  knowledge,  access to information  and opportunity to  correct  or  prevent  such  untrue  statement  or  omission.  The  parties  agree that it would not be just and equitable if contribution  were  determined by pro rata allocation  (even if the Holders were treated as one entity for such  purpose) or any other method of allocation  which does not take account of the  equitable  considerations referred  to  above.  Notwithstanding  the  provisions  of this  paragraph (d),  no  Person  guilty  of  fraudulent misrepresentation  (within the meaning of  Section 11(f)  of the Act) shall be  entitled to  contribution  from any
Person who was not guilty of such  fraudulent  misrepresentation.  For  purposes of this  Section,  each Person who controls a Holder  within the meaning of either the Act or the Exchange Act and each  director,  officer,  employee and agent of such Holder shall have the same rights to  contribution  as such Holder,  and each Person who controls the  Company,  the  Parent  Guarantor  or the  Subsidiary  Guarantor  within  the  meaning of either the Act or the
Exchange Act, each officer of the Company,  the Parent Guarantor or the Subsidiary  Guarantor who shall have signed the  Registration  Statement and each director of the Company,  the Parent  Guarantor or the  Subsidiary  Guarantor
shall have the same rights to  contribution  as the  Company,  the Parent  Guarantor or the  Subsidiary  Guarantor,
subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e)      The  provisions of this Section will remain in full force and effect,  regardless of any investigation  made by or on behalf of any  Holder  or any of the  Issuers  or any of the  officers,  directors  or controlling  Persons  referred to in this  Section  hereof,  and will  survive  the sale by a Holder of  securities covered by a Registration Statement.

                  7.       Underwritten  Registrations.  (a) If any of the  Securities  or New  Securities,  as the
                           ---------------------------
case may be, covered by any Shelf Registration  Statement are to be sold in an underwritten  offering, the Managing
Underwriters shall be selected by the Majority Holders.

                  (b)      No  Person  may  participate  in  any  underwritten   offering  pursuant  to  any  Shelf
Registration  Statement,  unless such Person (i) agrees to sell such Person's Securities or New Securities,  as the case may be, on the basis  reasonably  provided in any underwriting  arrangements  approved by the Persons entitled hereunder to approve such  arrangements;  and (ii) completes and executes all  questionnaires,  powers of attorney, indemnities,  underwriting  agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8.       No  Inconsistent  Agreements.  The  Issuers  have not,  as of the date  hereof,  entered
                           ----------------------------
into,  nor shall any of them, on or after the date hereof,  enter into,  any agreement with respect to any of their securities  that is  inconsistent  with the rights  granted to the Holders  herein or otherwise  conflicts with the provisions hereof.

                  9.       Amendments and Waivers.  The provisions of this  Agreement,  including the provisions of
                           ----------------------
this  sentence,  may not be amended,  qualified,  modified or  supplemented,  and waivers or consents to departures from the provisions  hereof may not be given,  unless the Issuers have obtained the written consent of the Majority
Holders (or, after the  consummation of any Registered  Exchange Offer in accordance with Section 2 hereof,  of New
Securities);  provided  that,  with  respect to any matter that  directly or  indirectly  affects the rights of the
              --------
Initial  Purchaser  hereunder,  the Issuers shall obtain the written consent of the Initial Purchaser against which such amendment,  qualification,  supplement,  waiver or consent is to be effective.  Notwithstanding  the foregoing
(except the  foregoing  proviso),  a waiver or consent to departure  from the  provisions  hereof with respect to a matter that relates  exclusively to the rights of Holders whose  Securities or New Securities,  as the case may be, are being sold pursuant to a Registration  Statement and that does not directly or indirectly  affect the rights of other Holders may be given by the Majority  Holders,  determined on the basis of Securities or New  Securities,  as the case may be, being sold rather than registered under such Registration Statement.

                  10.      Notices.  All notices  and other  communications  provided  for or  permitted  hereunder
                           -------
shall be made in  writing by  hand-delivery,  first-class  mail,  telex,  telecopier  or air  courier  guaranteeing overnight delivery:

                  (a)      if to a Holder,  at the most  current  address  given by such  holder to the  Company in accordance  with the  provisions of this  Section,  which  address  initially is, with respect to each Holder,  the address of such Holder  maintained by the Registrar  under the  Indenture,  with a copy in like manner to Citigroup
Global Markets Inc.;

                  (b)      if to you,  initially at the respective  addresses set forth in the Purchase  Agreement;
and

                  (c)      if to the  Issuers,  initially  at the  Company's  address  set  forth  in the  Purchase
Agreement, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial  Purchaser or the Issuers by notice to the other parties may designate  additional or different addresses for subsequent notices or communications.

                  11.      Successors.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the
                           ----------
successors  and  assigns of each of the  parties,  including,  without  the need for an express  assignment  or any consent by the Issuers  thereto,  subsequent  Holders of  Securities  and the New  Securities.  The Issuers  hereby agree to extend the benefits of this  Agreement to any Holder of Securities  and the New  Securities,  and any such
Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  12.      Counterparts.  This  agreement  may be in signed  counterparts,  each of which  shall an
                           ------------
original and all of which together shall constitute one and the same agreement.

                  13.      Headings.  The headings  used herein are for  convenience  only and shall not affect the
                           --------
construction hereof.

                  14.      Applicable  Law. This  Agreement  shall be governed by and construed in accordance  with
                           ---------------
the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  15.      Severability.  In the event  that any one of more of the  provisions  contained  herein,
                           ------------
or the application thereof in any circumstances,  is held invalid,  illegal or unenforceable in any respect for any reason,  the  validity,  legality  and  enforceability  of any such  provision  in every  other  respect and of the remaining  provisions  hereof shall not be in any way impaired or affected  thereby,  it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  16.      Securities  Held by the Issuers,  etc.  Whenever the consent or approval of Holders of a
                           --------------------------------------
specified  percentage of principal amount of Securities or New Securities is required hereunder,  Securities or New
Securities,  as applicable,  held by the Issuers or their Affiliates  (other than subsequent  Holders of Securities or New  Securities if such  subsequent  Holders are deemed to be Affiliates  solely by reason of their  holdings of such Securities or New Securities)  shall not be counted in determining  whether such consent or approval was given by the Holders of such required percentage.

                                             [signature page follows]

                  If the foregoing is in  accordance  with your  understanding  of our  agreement,  please sign and return to us the enclosed  duplicate  hereof,  whereupon this letter and your acceptance  shall represent a binding agreement among the Issuers and the Initial Purchaser.

                                                     Very truly yours,

                                                     UNITED STATES CAN COMPANY

                                                     By:   /s/ Sandra K. Vollman
                                                           --------------------------------------------------------
                                                           Name: Sandra K. Vollman
                                                           Title: Senior Vice President and Chief Financial Officer

                                                     U.S. CAN CORPORATION

                                                     By:   /s/ Sandra K. Vollman
                                                           --------------------------------------------------------
                                                           Name: Sandra K. Vollman
                                                           Title: Senior Vice President and Chief Financial Officer

                                                     USC MAY VERPACKUNGEN HOLDING INC.

                                                     By:   /s/ Sandra K. Vollman
                                                           --------------------------------------------------------
                                                           Name: Sandra K. Vollman
                                                           Title: Senior Vice President and Chief Financial Officer

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:    /s/ Darin Baur
       ----------------------------------------------
       Name: Darin Baur
       Title: Vice President

ANNEX A

Each  Broker-Dealer  that  receives  New  Securities  for its own  account  pursuant  to the  Exchange  Offer  must acknowledge  that it will deliver a prospectus in  connection  with any resale of such New  Securities.  The Letter of Transmittal  states that by so acknowledging and by delivering a prospectus,  a Broker-Dealer will not be deemed to admit that it is an  "underwriter"  within the meaning of the  Securities  Act.  This  Prospectus,  as it may be
amended or  supplemented  from time to time,  may be used by a  Broker-Dealer  in  connection  with  resales of New
Securities  received in exchange for Securities  where such  Securities  were acquired by such  Broker-Dealer  as a result of  market-making  activities  or other  trading  activities.  The Company has agreed that,  starting on the
Expiration  Date (as defined  herein) and ending on the close of business one year after the  Expiration  Date,  it will make this Prospectus  available to any  Broker-Dealer  for use in connection  with any such resale.  See "Plan of Distribution".

ANNEX B

Each  Broker-Dealer  that  receives  New  Securities  for its own account in exchange  for  Securities,  where such
Securities  were  acquired  by such  Broker-Dealer  as a  result  of  market-making  activities  or  other  trading activities,  must  acknowledge  that it will  deliver  a  prospectus  in  connection  with any  resale  of such New
Securities.  See "Plan of Distribution".

ANNEX C

                                               PLAN OF DISTRIBUTION

                  Each  Broker-Dealer  that receives New  Securities  for its own account  pursuant to the Exchange
Offer must  acknowledge  that it will deliver a prospectus  in connection  with any resale of such New  Securities.
This  Prospectus,  as it may be  amended  or  supplemented  from time to time,  may be used by a  Broker-Dealer  in connection with resales of New Securities  received in exchange for Securities  where such Securities were acquired as a result of  market-making  activities or other  trading  activities.  The Company has agreed that,  starting on the  Expiration  Date and ending on the close of business  one year after the  Expiration  Date,  it will make this
Prospectus,  as amended  or  supplemented,  available  to any  Broker-Dealer  for use in  connection  with any such resale.  In addition,  until  __________,  2003, all dealers  effecting  transactions  in the New Securities may be required to deliver a prospectus.

                  The Company will not receive any proceeds  from any sale of New  Securities  by  brokers-dealers.
New Securities  received by  Broker-Dealers  for their own account  pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter  market, in negotiated  transactions,  through the writing of options on the New  Securities or a combination of such methods of resale,  at market prices  prevailing at the time of resale,  at prices related to such prevailing  market prices or negotiated  prices.  Any such resale may be made  directly to purchasers or to or through  brokers or dealers who may receive  compensation  in the form of commissions or concessions  from any such  Broker-Dealer  and/or the purchasers of any such New Securities.  Any
Broker-Dealer  that resales New  Securities  that were received by it for its own account  pursuant to the Exchange
Offer and any broker or dealer that  participates  in a distribution  of such New Securities may be deemed to be an
"underwriter"  within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions  received by any such Persons may be deemed to be  underwriting  compensation  under the
Securities  Act. The Letter of Transmittal  states that by  acknowledging  that it will deliver and by delivering a prospectus,  a  Broker-Dealer  will not be deemed to admit that it is an  "underwriter"  within the  meaning of the
Securities Act.

                  For a period of one year after the  Expiration  Date,  the Company will promptly send  additional copies of this  Prospectus and any amendment or supplement to this  Prospectus to any  Broker-Dealer  that requests such documents in the Letter of  Transmittal.  The Company has agreed to pay all expenses  incident to the Exchange
Offer  (including  the  expenses  of one  counsel  for the  holder of the  Securities)  other than  commissions  or concessions  of any  brokers  or  dealers  and  will  indemnify  the  holders  of  the  Securities  (including  any
Broker-Dealers) against certain liabilities, including liabilities under the Securities Act.

ANNEX D

Rider A
-------

                  CHECK  HERE  IF YOU  ARE A  BROKER-DEALER  AND  WISH  TO  RECEIVE  10  ADDITIONAL  COPIES  OF THE
                  PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                                    --------------------------------------------
                  Address:
                           --------------------------------------------

Rider B
-------

If the undersigned is not a  Broker-Dealer,  the undersigned  represents that it acquired the New Securities in the ordinary  course of its  business,  it is not engaged in, and does not intend to engage in, a  distribution  of New
Securities and it has not  arrangements or  understandings  with any Person to participate in a distribution of the
New  Securities.  If the  undersigned  is a  Broker-Dealer  that will receive New Securities for its own account in exchange for  Securities,  it represents  that the Securities to be exchange for New Securities were acquired by it as a result of  market-making  activities  or other  trading  activities  and  acknowledges  that it will deliver a prospectus in connection with any resale of such New Securities;  however,  by so acknowledging and by delivering a prospectus,  the  undersigned  will not be deemed to admit that it is an  "underwriter"  within the  meaning of the
Securities Act.